UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2017

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas		77024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.03 Bankruptcy or Receivership.

Commencement of Bankruptcy Cases

On December 14, 2017, Cobalt International Energy, Inc. (the “Company”) and its affiliates listed on Exhibit 99.1 hereto (such affiliates, together with the Company, the “Debtors”), which Exhibit is incorporated herein by reference, filed voluntary petitions for relief (collectively, the “Petitions” and, the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re Cobalt International Energy, Inc., et al.”

No trustee has been appointed and the Company will continue to manage itself and its affiliates and operate their businesses as “debtors in possession” subject to the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. To assure ordinary course operations, the Debtors are seeking approval from the Bankruptcy Court of a variety of “first day” motions, including motions that authorize the Debtors to use the cash collateral (as defined in Section 363(a) of the Bankruptcy Code), maintain their existing cash management system and other customary relief.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases constitutes an event of default that accelerated the Company’s or the Debtors’ obligations, as the case may be, under the following debt documents (collectively, the “Debt Documents”). Any efforts to enforce such obligations under the Debt Documents are automatically stayed as a result of the filing of the Petitions and the holders’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

•	$500,000,000 in unpaid principal, plus interest, fees, and other expenses, arising under or in connection with the 10.750% First-Lien Senior Secured Notes due 2021 issued pursuant to that certain Senior Secured Notes Indenture, dated as of December 6, 2016, as amended and supplemented, by and among the Company, as issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent;

•	$934,732,000 in unpaid principal, plus interest, fees, and other expenses, arising under or in connection with the 7.750% Second-Lien Senior Secured Notes due 2023 issued pursuant to that certain Senior Secured Notes Indenture, dated as of December 6, 2016, as amended and supplemented, by and among the Company, as issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent;

•	$786,895,000 in unpaid principal, plus interest, fees, and other expenses, arising under or in connection with the 3.125% Convertible Senior Notes due 2024 issued pursuant to that certain Senior Indenture dated December 17, 2012 by and between the Company and Wells Fargo Bank, National Association, as trustee, and that certain First Supplemental Indenture dated December 17, 2012 by and between the Company and Wells Fargo Bank, National Association, as trustee; and

•	$619,167,000 in unpaid principal, plus interest, fees, and other expenses, arising under or in connection with the 2.625% Convertible Senior Notes due 2019 issued pursuant to that certain Senior Indenture dated December 17, 2012 by and between the Company and Wells Fargo Bank, National Association, as trustee, and that certain Second Supplemental Indenture dated May 13, 2014 by and between the Company and Wells Fargo Bank, National Association, as trustee.

On December 14, 2017, the Company issued a press release announcing the filing of the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 13, 2017, the Company was notified by the New York Stock Exchange (“NYSE”) that the NYSE had determined to commence proceedings to delist the Company’s common stock from the NYSE. These proceedings are a result of the Company’s failure to comply with the continued listing standard set forth in Section 802.01B of the NYSE Listed Company Manual that required the Company to maintain an average global market capitalization over a consecutive 30-day trading period of at least $15.0 million for the Company’s common stock. The NYSE suspended the trading of the Company’s common stock at the close of trading on December 13, 2017. In addition, the NYSE advised the Company that its application to the Securities and Exchange Commission (“SEC”) to delist the Company’s common stock was pending, subject to the completion of applicable procedures.

Effective December 14, 2017, the Company’s common stock is expected to begin trading on the OTC Pink marketplace under the symbol “CIEI”. The Company can provide no assurance that its common stock will begin or continue to trade on this market, whether broker-dealers will begin or continue to provide public quotes of the Company’s common stock on this market, whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common stock may be blocked by OTC Markets Group in the future. The Company will remain subject to the public reporting requirements of the SEC following the trading of its common units on the OTC Pink marketplace.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 14, 2017, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” as well as subsequent reports on Form 10-Q. Additional risks include, but are not limited to, those associated with the Company’s filing for relief under chapter 11 of the Bankruptcy Code.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	List of affiliates of the Company that are Debtors

99.2	Press Release dated December 14, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2017

Cobalt International Energy, Inc.

By:	/s/ Jeffrey A. Starzec
Name:	Jeffrey A. Starzec
Title:	Executive Vice President and General Counsel